UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1     Registrant’s Business and Operations
Item 1.01    Entry into a Material Definitive Agreement
On June 24, 2026, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company” and, together with the Trust, “CODI”) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) and a Plan Support Agreement (the “Plan Support Agreement” and, together with the Settlement Agreement, the “Settlement Documents”) with Lugano Diamonds & Jewelry Inc., Lugano Buyer, Inc., K.L.D. Jewelry, LLC, Lugano Prive, LLC, and Lugano Holding, Inc. (collectively, “Lugano”); Compass Group Management LLC, the Company’s manager (“CGM”); Sostratus, LLC, the sole owner of the Company’s allocation interests; and the official committee of unsecured creditors appointed in Lugano’s cases under chapter 11 of the United States Bankruptcy Code (the “Committee”).
The Settlement Documents resolve all claims that were alleged against CODI and its related parties by or on behalf of Lugano or its bankruptcy estate. The alleged claims stem from the allegedly fraudulent actions taken by Lugano’s former Chief Executive Officer. For more details regarding the investigation by the Audit Committee of the Board of Directors of the Company into certain accounting and finance matters relating to Lugano, see CODI’s Current Report on Form 8-K filed May 7, 2025, and CODI’s subsequent filings with the Securities and Exchange Commission (the “SEC”).
Pursuant to the Plan Support Agreement, the Company has agreed to support, and to vote any claims it holds in favor of, Lugano’s proposed plan of liquidation (the “Plan of Liquidation”), which will incorporate the settlement terms.
Under the Settlement Agreement, and subject to Lugano creditor approval and bankruptcy court confirmation of the Plan of Liquidation, in resolution of its claims against Lugano, the Company will be entitled to receive:
•34.79% of the net proceeds from (i) the disposition of Lugano’s inventory under a court-approved agency agreement, (ii) tax refunds, and (iii) Lugano’s precious-stone theft insurance policy;
•45% of the net proceeds of any liquidation pursued by a liquidation trust established in accordance with the Plan of Liquidation (the “Liquidation Trust”) against a certain third party, in connection with which CODI will assign certain claims to the Liquidation Trust; and
•25% of the net proceeds of certain other litigation claims pursued by the Liquidation Trust.
In addition, the Company retains the right to recover the full amount of its asserted claim against Lugano from any residual amounts available from the Liquidation Trust after payment in full of allowed general unsecured claims. Because any such recovery is contingent on the satisfaction in full of those senior claims, the Company does not expect this right to result in a material recovery.
The Settlement Documents provide that CODI and its related parties will be released from all claims that could be asserted against them by or on behalf of Lugano or its bankruptcy estate, and may receive releases from certain Lugano creditors under the Plan of Liquidation.
By its terms, the Settlement Agreement will become effective and binding on the parties only upon the “Effective Date” — the date on which the conditions set forth in the Settlement Agreement are satisfied or waived, including the occurrence of the effective date of the Plan of Liquidation (the “Plan Effective Date”). Until the Effective Date, the Settlement Agreement is not binding on any party. The recoveries described above are payable on or after the Plan Effective Date and will be administered through the proposed Liquidation Trust. There can be no assurance that the Plan of Liquidation will be confirmed or become effective, or as to the timing thereof.
The foregoing description of the Settlement Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, the Plan Support Agreement, the Plan of Liquidation, and a Liquidation Trust Agreement between Lugano and the trustee thereunder, which are filed with the United States Bankruptcy Court for the District of Delaware in In re Lugano Diamonds & Jewelry Inc., et al., Case No. 25-12055 (BLS).

Section 8     Other Events
Item 8.01    Other Events

On June 24, 2026, CODI issued a Press Release announcing the entry into the Settlement Documents. The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the Press Release furnished as Exhibit 99.1 hereto, which is hereby incorporated by reference herein.

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, expectations regarding the settlement described herein, the Plan of Liquidation, and the Company’s potential recoveries thereunder, which may not be realized, and the timing thereof. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “future,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by management, and on information currently available to management. These statements involve risk and uncertainties that could cause actual results and outcomes to differ, perhaps materially, including, but not limited to, risks associated with the confirmation and effectiveness of the Plan of Liquidation, the amount and timing of asset monetization and litigation recoveries by the Liquidation Trust, and the priority of allowed claims. Please see CODI’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 27, 2026 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI undertakes no public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 24, 2026 announcing the entry into the Settlement Documents

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer